UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21698

GAMCO Global Gold, Natural Resources & Income Trust
(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust

Annual Report — December 31, 2020

(Y)our Portfolio Management Team

Caesar M. P. Bryan	Vincent Hugonnard-Roche

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return of the GAMCO Global Gold, Natural Resources & Income Trust (the Fund) was 5.6%, compared with total returns of (2.8)% and 35.9% for the Chicago Board Options Exchange (CBOE) Standard & Poor’s (S&P) 500 Buy/Write Index and the Philadelphia Gold & Silver (XAU) Index, respectively. The total return for the Fund’s publicly traded shares was (8.7)%. The Fund’s NAV per share was $4.01, while the price of the publicly traded shares closed at $3.51 on the NYSE American. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Since Inception (03/31/05)
GAMCO Global Gold, Natural Resources & Income Trust (GGN) NAV Total Return (b)	5.58%	2.75%	7.33%	(2.86)%	1.21%
Investment Total Return (c)	(8.68)	0.19	7.36	(4.34)	0.20
CBOE S&P 500 Buy/Write Index.	(2.75)	2.32	5.33	6.14	5.03
Bloomberg Barclays Government/Credit Bond Index	9.11	6.02	4.99	4.17	4.59
Energy Select Sector Index	(32.77)	(14.85)	(4.75)	(2.54)	1.98
XAU Index	35.93	20.18	27.00	(3.31)	3.90
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before options written as of December 31, 2020:

GAMCO Global Gold, Natural Resources & Income Trust

Long Positions		Short Positions
Metals and Mining	58.5%	Call Options Written	(4.9)%
Energy and Energy Services	24.5%	Put Options Written	(0.3)%
U.S. Government Obligations	17.0%		(5.2)%
	100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Global Gold, Natural Resources & Income Trust
Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 82.0% Energy and Energy Services — 24.5%
75,600	Apache Corp.(a)	$4,706,856	$1,072,764
183,375	Baker Hughes Co.	7,479,579	3,823,369
405,500	BP plc, ADR(a)	16,719,360	8,320,860
163,000	Cabot Oil & Gas Corp.(a)	4,157,229	2,653,640
247,248	Chevron Corp.(a)	31,318,318	20,880,094
61,400	Concho Resources Inc.	7,025,562	3,582,690
134,200	ConocoPhillips(a)	7,727,852	5,366,658
102,000	Devon Energy Corp.(a)	3,694,313	1,612,620
50,000	Diamondback Energy Inc.	4,136,358	2,420,000
450,000	Eni SpA	8,638,972	4,699,199
179,000	EOG Resources Inc.(a)	15,321,250	8,926,730
524,000	Exxon Mobil Corp.(a)	43,199,015	21,599,280
160,200	Halliburton Co.(a)	8,204,516	3,027,780
35,400	Helmerich & Payne Inc.(a)	2,732,729	819,864
33,500	Hess Corp.(a)	2,307,645	1,768,465
45,500	HollyFrontier Corp.(a)	3,158,830	1,176,175
500,008	Kinder Morgan Inc.(a)	9,858,969	6,835,109
194,994	Marathon Petroleum Corp.	12,027,092	8,064,952
57,661	Occidental Petroleum Corp.(a)	2,613,688	998,112
108,000	ONEOK Inc.(a)	7,471,386	4,145,040
131,000	Phillips 66(a)	13,633,456	9,162,140
42,400	Pioneer Natural Resources Co.(a)	8,081,295	4,828,936
1,131,000	Royal Dutch Shell plc, Cl. A	33,686,101	20,072,326
430,000	Schlumberger NV(a)	23,177,176	9,386,900
170,500	Suncor Energy Inc.(a)	6,796,593	2,860,990
90,000	Sunoco LP(a)	1,812,426	2,590,200
292,000	The Williams Companies Inc.(a)	12,999,681	5,854,600
307,500	TOTAL SE, ADR(a)	18,605,455	12,887,325
135,700	Valero Energy Corp.(a)	13,490,272	7,676,549
		334,781,974	187,113,367

	Metals and Mining — 57.5%
408,000	Agnico Eagle Mines Ltd.(a)	26,590,550	28,768,080
2,187,692	Alamos Gold Inc., Cl. A(a)	17,934,846	19,142,305
185,000	AngloGold Ashanti Ltd., ADR	4,848,647	4,184,700
1,736,800	B2Gold Corp.(a)	9,157,886	9,726,080
1,397,019	Barrick Gold Corp.(a)	32,809,112	31,824,093
2,400,000	Belo Sun Mining Corp.†	1,821,022	1,828,895
201,100	BHP Group Ltd., ADR(a)	11,583,386	13,139,874
665,000	Centamin plc	963,359	1,124,912
672,500	Centerra Gold Inc.	5,608,791	7,787,454
425,000	Dundee Precious Metals Inc.	1,878,297	3,055,032
590,500	Eldorado Gold Corp.†	6,924,180	7,835,935
425,561	Endeavour Mining Corp.†	9,505,408	9,902,676
970,000	Equinox Gold Corp.†	7,175,905	10,029,800
2,749,000	Evolution Mining Ltd.	7,454,663	10,575,514
195,500	Franco-Nevada Corp.(a)	22,519,745	24,502,015
700,000	Freeport-McMoRan Inc.	15,343,720	18,214,000
655,318	Fresnillo plc.	12,935,446	10,121,984
500,000	Gold Fields Ltd., ADR	6,503,050	4,635,000
4,604,079	Gold Road Resources Ltd.†	4,628,309	4,703,107
Shares		Cost	Market Value
1,522,076	Harmony Gold Mining Co. Ltd. ADR†	$7,600,854	$7,123,316
3,076,832	Hochschild Mining plc	10,518,478	8,743,326
560,000	Kinross Gold Corp.	4,272,176	4,110,400
559,065	Kirkland Lake Gold Ltd.	25,345,447	23,072,613
40,000	Labrador Iron Ore Royalty Corp.	729,070	1,024,747
747,999	Newcrest Mining Ltd.	18,025,736	14,866,548
451,000	Newmont Corp.(a)	26,325,532	27,010,390
410,015	Northern Dynasty Minerals Ltd.†	871,620	132,025
1,794,375	Northern Star Resources Ltd.	12,986,290	17,555,008
1,928,500	OceanaGold Corp.†	5,367,561	3,727,009
440,000	Osisko Gold Royalties Ltd.	5,867,578	5,575,615
173,500	Pan American Silver Corp.	7,978,550	5,987,485
692,000	Pretium Resources Inc.†	7,582,666	7,944,160
300,000	Rio Tinto plc, ADR(a)	19,612,280	22,566,000
68,000	Royal Gold Inc.(a)	7,702,243	7,232,480
2,597,000	Saracen Mineral Holdings Ltd.†	5,589,203	9,510,246
350,032	SSR Mining Inc.†	5,893,220	7,039,143
1,094,000	Teranga Gold Corp.†	10,312,394	11,740,152
70,000	Torex Gold Resources Inc.†	1,708,238	1,049,807
1,065,000	Wesdome Gold Mines Ltd.†	6,364,828	8,885,458
54	Westgold Resources Ltd.†	76	110
497,450	Wheaton Precious Metals Corp.(a)	24,078,448	20,763,563
550,000	Yamana Gold Inc.	3,492,500	3,140,500
		424,411,310	439,901,557
	TOTAL COMMON STOCKS.	759,193,284	627,014,924
	RIGHTS — 0.0% Metals and Mining — 0.0%
269,700	Pan American Silver Corp., CVR†	61,125	222,503
	WARRANTS — 0.0 Energy and Energy Services — 0.0%
7,207	Occidental Petroleum Corp.,
	expire 08/03/27†	35,675	49,080

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.7% Metals and Mining — 0.7%
$1,300,000	Fortuna Silver Mines Inc.,
	4.650%, 10/31/24	1,300,000	2,219,750
2,000,000	Osisko Gold Royalties Ltd.,
	4.000%, 12/31/22	1,565,384	1,666,274
1,000,000	Pretium Resources Inc.,
	2.250%, 03/15/22	1,000,000	1,075,000
		3,865,384	4,961,024
	TOTAL CONVERTIBLE CORPORATE BONDS	3,865,384	4,961,024

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust
Schedule of Investments (Continued) — December 31, 2020

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 0.3% Metals and Mining — 0.3%
$2,000,000	IAMGOLD Corp., 5.750%, 10/15/28(b)	$2,000,000	$2,032,500
	U.S. GOVERNMENT OBLIGATIONS — 17.0%
129,955,000	U.S. Treasury Bills, 0.065% to 0.120%††, 01/21/21 to 06/03/21(c)	129,929,462	129,938,937

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN — 100.0%		$895,084,930	764,218,968

OPTIONS WRITTEN — (5.2)% (Premiums received $37,563,294)			(39,728,716)

Other Assets and Liabilities (Net)			(11,518,895)

PREFERRED SHARES (3,459,899 preferred shares outstanding)			(86,497,475)

NET ASSETS — COMMON SHARES (156,124,032 common shares outstanding)			$626,473,882

NET ASSET VALUE PER COMMON SHARE ($626,473,882 ÷ 156,124,032 shares outstanding)			$4.01
		.

(a)	Securities, or a portion thereof, with a value of $258,512,640 were deposited with the broker as collateral for options written.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	At December 31, 2020, $68,110,000 of the principal amount was pledged as collateral for options written.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
Geographic Diversification	% of Total Investments*	Market Value
Long Positions
United States	41.9%	$320,717,553
Canada	33.4	255,042,373
Asia/Pacific	9.7	74,077,417
Europe.	9.1	69,670,622
Latin America.	3.8	28,767,987
South Africa	2.1	15,943,016
Total Investments — Long Positions	100.0%	$764,218,968

Short Positions
United States	(4.6)%	$(35,096,747)
Canada	(0.3)	(2,397,981)
Europe.	(0.2)	(1,482,028)
Asia/Pacific	(0.1)	(751,960)
Total Investments — Short Positions	(5.2)%	$(39,728,716)

* Total investments exclude options written.

As of December 31, 2020, options written outstanding were as follows:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
OTC Call Options Written — (3.4)%
Agnico Eagle Mines Ltd.	Pershing LLC	1,450	USD	10,223,950	USD	70.00	01/15/21	$351,607
Agnico Eagle Mines Ltd.	Pershing LLC	770	USD	5,429,270	USD	77.00	02/19/21	153,396
Agnico Eagle Mines Ltd.	Pershing LLC	500	USD	3,525,500	USD	85.00	02/19/21	34,862
Agnico Eagle Mines Ltd.	Pershing LLC	1,360	USD	9,589,360	USD	77.00	03/19/21	386,217
Alamos Gold Inc., Cl. A	Pershing LLC	6,677	USD	5,842,375	USD	10.50	01/15/21	30,606
Alamos Gold Inc., Cl. A	Pershing LLC	9,000	USD	7,875,000	USD	12.50	02/19/21	67,856

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust
Schedule of Investments (Continued) — December 31, 2020

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Market Value
Alamos Gold Inc., Cl. A	Pershing LLC	3,000	USD	2,625,000	USD	11.25	05/21/21	$140,457
Alamos Gold Inc., Cl. A	Pershing LLC	7,300	USD	6,387,500	USD	11.25	07/16/21	472,984
Apache Corp.	Pershing LLC	252	USD	357,588	USD	12.50	01/15/21	50,652
B2Gold Corp.	Pershing LLC	6,890	USD	3,858,400	USD	5.75	02/19/21	272,746
B2Gold Corp.	Pershing LLC	2,700	USD	1,512,000	USD	5.50	04/16/21	188,100
B2Gold Corp.	Pershing LLC	5,500	USD	3,080,000	USD	7.00	04/16/21	133,504
Baker Hughes Co.	Pershing LLC	514	USD	1,071,690	USD	20.00	01/15/21	64,905
Baker Hughes Co.	Pershing LLC	800	USD	1,668,000	USD	21.00	04/16/21	150,420
Baker Hughes Co.	Pershing LLC	520	USD	1,084,200	USD	22.00	06/18/21	101,269
Barrick Gold Corp.	Pershing LLC	4,400	USD	10,023,200	USD	27.00	03/19/21	226,594
Barrick Gold Corp.	Pershing LLC	850	USD	1,936,300	USD	29.00	03/19/21	27,436
Barrick Gold Corp.	Pershing LLC	4,650	USD	10,592,700	USD	27.50	04/16/21	302,980
Barrick Gold Corp.	Pershing LLC	4,070	USD	9,271,460	USD	28.00	06/18/21	384,657
BHP Group Ltd., ADR	Pershing LLC	670	USD	4,377,780	USD	45.00	01/15/21	1,362,819
BHP Group Ltd., ADR	Pershing LLC	670	USD	4,377,780	USD	52.50	05/21/21	881,379
BHP Group Ltd., ADR	Pershing LLC	670	USD	4,377,780	USD	65.00	08/20/21	404,647
BP plc, ADR	Pershing LLC	1,350	USD	2,770,200	USD	20.00	01/15/21	130,481
BP plc, ADR	Pershing LLC	1,585	USD	3,252,420	USD	21.50	03/19/21	164,823
BP plc, ADR	Pershing LLC	1,120	USD	2,298,240	USD	25.00	05/21/21	62,635
Cabot Oil & Gas Corp.	Pershing LLC	550	USD	895,400	USD	21.00	03/19/21	8,793
Cabot Oil & Gas Corp.	Pershing LLC	575	USD	936,100	USD	20.00	04/16/21	22,242
Cabot Oil & Gas Corp.	Pershing LLC	550	USD	895,400	USD	21.00	06/18/21	24,315
Chevron Corp.	Pershing LLC	416	USD	3,513,120	USD	12.00	01/15/21	166
Chevron Corp.	Pershing LLC	355	USD	2,997,975	USD	92.50	01/15/21	11,935
Chevron Corp.	Pershing LLC	640	USD	5,404,800	USD	82.50	02/19/21	309,389
Chevron Corp.	Pershing LLC	769	USD	6,494,205	USD	93.00	03/19/21	173,306
Chevron Corp.	Pershing LLC	708	USD	5,979,060	USD	80.00	04/16/21	577,536
Concho Resources Inc.	Pershing LLC	165	USD	962,775	USD	65.00	01/15/21	7,192
Concho Resources Inc.	Pershing LLC	175	USD	1,021,125	USD	59.00	02/19/21	63,731
Concho Resources Inc.	Pershing LLC	274	USD	1,598,790	USD	70.00	03/19/21	41,647
ConocoPhillips	Pershing LLC	262	USD	1,047,738	USD	40.00	01/15/21	41,086
ConocoPhillips	Pershing LLC	450	USD	1,799,550	USD	40.00	02/19/21	117,267
ConocoPhillips	Pershing LLC	630	USD	2,519,370	USD	40.00	05/21/21	258,899
Devon Energy Corp.	Pershing LLC	400	USD	632,400	USD	17.00	04/16/21	66,342
Devon Energy Corp.	Pershing LLC	120	USD	189,720	USD	20.00	07/16/21	17,314
Diamondback Energy
Inc.	Pershing LLC	160	USD	774,400	USD	70.00	01/15/21	585
Diamondback Energy
Inc.	Pershing LLC	180	USD	871,200	USD	40.00	03/19/21	192,309
Diamondback Energy
Inc.	Pershing LLC	160	USD	774,400	USD	50.00	05/21/21	114,457
Eni SpA	Morgan Stanley	300	EUR	1,282,200	EUR	7.00	02/19/21	293,804
Eni SpA	Morgan Stanley	300	EUR	1,282,200	EUR	7.80	03/19/21	178,846

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2020

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Eni SpA	Morgan Stanley	300	EUR	1,282,200	EUR	9.50	05/21/21	$49,478
EOG Resources Inc.	Pershing LLC	830	USD	4,139,210	USD	45.00	01/15/21	417,002
EOG Resources Inc.	Pershing LLC	500	USD	2,493,500	USD	52.00	03/19/21	182,523
EOG Resources Inc.	Pershing LLC	460	USD	2,294,020	USD	57.50	05/21/21	149,755
Equinox Gold Corp.	Pershing LLC	3,000	USD	3,102,000	USD	13.50	05/21/21	176,788
Exxon Mobil Corp.	Pershing LLC	1,470	USD	6,059,340	USD	45.00	02/19/21	128,919
Exxon Mobil Corp.	Pershing LLC	1,500	USD	6,183,000	USD	37.50	04/16/21	752,518
Exxon Mobil Corp.	Pershing LLC	565	USD	2,328,930	USD	42.00	04/16/21	152,528
Exxon Mobil Corp.	Pershing LLC	755	USD	3,112,110	USD	43.00	05/21/21	184,843
Exxon Mobil Corp.	Pershing LLC	145	USD	597,690	USD	45.00	05/21/21	26,813
Exxon Mobil Corp.	Pershing LLC	805	USD	3,318,210	USD	50.00	05/21/21	73,215
Franco-Nevada Corp.	Pershing LLC	700	USD	8,773,100	USD	145.00	03/19/21	138,871
Halliburton Co.	Pershing LLC	762	USD	1,440,180	USD	15.00	01/15/21	306,097
Halliburton Co.	Pershing LLC	840	USD	1,587,600	USD	20.00	03/19/21	124,099
Helmerich & Payne Inc.	Pershing LLC	177	USD	409,932	USD	27.50	03/19/21	16,782
Hess Corp.	Pershing LLC	168	USD	886,872	USD	60.00	01/15/21	5,675
Hess Corp.	Pershing LLC	167	USD	881,593	USD	62.00	03/19/21	30,412
HollyFrontier Corp.	Pershing LLC	200	USD	517,000	USD	27.50	03/19/21	35,350
HollyFrontier Corp.	Pershing LLC	255	USD	659,175	USD	33.00	06/18/21	31,506
Kinder Morgan Inc.	Pershing LLC	1,500	USD	2,050,500	USD	17.00	01/15/21	674
Kinder Morgan Inc.	Pershing LLC	1,700	USD	2,323,900	USD	17.00	03/19/21	11,934
Kinder Morgan Inc.	Pershing LLC	1,600	USD	2,187,200	USD	16.00	06/18/21	51,085
Kinross Gold Corp.	Pershing LLC	2,800	USD	2,055,200	USD	9.00	04/16/21	105,489
Kinross Gold Corp.	Pershing LLC	800	USD	587,200	USD	10.00	05/21/21	27,536
Kirkland Lake Gold Ltd.	Pershing LLC	307	USD	1,266,989	USD	60.00	01/15/21	17
Kirkland Lake Gold Ltd.	Pershing LLC	1,200	USD	4,952,400	USD	47.00	03/19/21	192,486
Kirkland Lake Gold Ltd.	Pershing LLC	918	USD	3,788,586	USD	65.00	03/19/21	14,478
Kirkland Lake Gold Ltd.	Pershing LLC	1,900	USD	7,841,300	USD	50.00	04/16/21	263,497
Kirkland Lake Gold Ltd.	Pershing LLC	1,266	USD	5,224,782	USD	47.00	07/16/21	425,579
Marathon Petroleum
Corp.	Pershing LLC	210	USD	868,560	USD	42.50	01/15/21	25,743
Marathon Petroleum
Corp.	Pershing LLC	500	USD	2,068,000	USD	52.50	01/15/21	757
Marathon Petroleum
Corp.	Pershing LLC	150	USD	620,400	USD	42.00	02/19/21	38,906
Marathon Petroleum
Corp.	Pershing LLC	710	USD	2,936,560	USD	37.50	03/19/21	401,416
Marathon Petroleum
Corp.	Pershing LLC	380	USD	1,571,680	USD	40.00	05/21/21	190,493
Newcrest Mining Ltd.	Morgan Stanley	2,500	AUD	6,445,000	AUD	35.00	02/18/21	1,016
Newcrest Mining Ltd.	Morgan Stanley	2,150	AUD	5,542,700	AUD	30.00	03/18/21	57,184
Newcrest Mining Ltd.	Pershing LLC	2,830	AUD	7,295,740	AUD	30.00	05/20/21	154,820
Newmont Corp.	Pershing LLC	950	USD	5,689,550	USD	75.00	01/15/21	1,007

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust
Schedule of Investments (Continued) — December 31, 2020

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Newmont Corp.	Pershing LLC	1,167	USD	6,989,163	USD	65.00	03/19/21	$222,800
Newmont Corp.	Pershing LLC	1,000	USD	5,989,000	USD	63.00	04/16/21	310,361
Newmont Corp.	Pershing LLC	1,393	USD	8,342,677	USD	65.00	05/21/21	435,705
Northern Star Resources Ltd.	Morgan Stanley	5,391	AUD	6,841,179	AUD	14.89	02/18/21	138,879
Northern Star Resources Ltd.	The Goldman Sachs Group Inc.	9,218	AUD	11,697,642	AUD	15.00	04/15/21	400,061
ONEOK Inc.	Pershing LLC	330	USD	1,266,540	USD	30.00	01/15/21	277,906
ONEOK Inc.	Pershing LLC	400	USD	1,535,200	USD	40.00	03/19/21	89,431
ONEOK Inc.	Pershing LLC	350	USD	1,343,300	USD	45.00	04/16/21	51,552
Pan American Silver Corp.	Pershing LLC	868	USD	2,995,468	USD	28.00	03/19/21	657,298
Phillips 66	Pershing LLC	330	USD	2,308,020	USD	70.00	01/15/21	83,108
Phillips 66	Pershing LLC	100	USD	699,400	USD	72.50	01/15/21	14,815
Phillips 66	Pershing LLC	440	USD	3,077,360	USD	64.00	02/19/21	338,836
Phillips 66	Pershing LLC	230	USD	1,608,620	USD	72.50	02/19/21	73,188
Phillips 66	Pershing LLC	300	USD	2,098,200	USD	65.00	04/16/21	268,282
Pioneer Natural Resources Co.	Pershing LLC	160	USD	1,822,240	USD	120.00	01/15/21	33,242
Pioneer Natural Resources Co.	Pershing LLC	130	USD	1,480,570	USD	117.50	03/19/21	114,226
Pioneer Natural Resources Co.	Pershing LLC	135	USD	1,537,515	USD	140.00	06/18/21	81,895
Pretium Resources Inc.	Pershing LLC	2,300	USD	2,640,400	USD	15.00	05/21/21	130,663
Rio Tinto plc, ADR	Pershing LLC	1,000	USD	7,522,000	USD	58.00	01/15/21	1,726,254
Rio Tinto plc, ADR	Pershing LLC	1,000	USD	7,522,000	USD	60.00	03/19/21	1,371,229
Rio Tinto plc, ADR	Pershing LLC	1,000	USD	7,522,000	USD	72.50	05/21/21	586,881
Royal Dutch Shell plc, Cl. A	Morgan Stanley	310	GBP	4,023,180	GBp	1,600.00	01/15/21	690
Royal Dutch Shell plc, Cl. A	Morgan Stanley	377	GBP	4,892,706	GBp	1,200.00	03/19/21	695,463
Royal Dutch Shell plc, Cl. A	Morgan Stanley	444	GBP	5,762,232	GBp	1,500.00	06/18/21	263,747
Royal Gold Inc.	Pershing LLC	350	USD	3,722,600	USD	115.00	02/19/21	104,291
Royal Gold Inc.	Pershing LLC	330	USD	3,509,880	USD	115.00	04/16/21	171,463
Schlumberger NV	Pershing LLC	1,800	USD	3,929,400	USD	20.00	01/15/21	365,687
Schlumberger NV	Pershing LLC	1,000	USD	2,183,000	USD	20.00	02/19/21	257,624
Schlumberger NV	Pershing LLC	900	USD	1,964,700	USD	18.50	03/19/21	353,329
Schlumberger NV	Pershing LLC	600	USD	1,309,800	USD	24.00	03/19/21	70,222
Suncor Energy Inc.	Pershing LLC	570	USD	956,460	USD	16.50	01/15/21	47,050
Suncor Energy Inc.	Pershing LLC	570	USD	956,460	USD	20.00	03/19/21	25,929
Suncor Energy Inc.	Pershing LLC	570	USD	956,460	USD	20.00	06/18/21	59,914
Sunoco LP	Pershing LLC	300	USD	863,400	USD	27.00	01/15/21	63,403

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2020

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Market Value
Sunoco LP	Pershing LLC	300	USD	863,400	USD	25.00	02/19/21	$104,638
Sunoco LP	Pershing LLC	300	USD	863,400	USD	27.00	03/19/21	70,488
The Williams Companies Inc.	Pershing LLC	410	USD	822,050	USD	21.00	02/19/21	26,081
The Williams Companies Inc.	Pershing LLC	840	USD	1,684,200	USD	23.00	02/19/21	15,480
The Williams Companies Inc.	Pershing LLC	510	USD	1,022,550	USD	21.00	03/19/21	36,007
The Williams Companies Inc.	Pershing LLC	160	USD	320,800	USD	22.00	03/19/21	6,931
The Williams Companies Inc.	Pershing LLC	1,000	USD	2,005,000	USD	23.00	05/21/21	56,345
TOTAL SE, ADR	Pershing LLC	1,000	USD	4,191,000	USD	35.00	02/19/21	726,507
TOTAL SE, ADR	Pershing LLC	750	USD	3,143,250	USD	42.00	03/19/21	197,635
TOTAL SE, ADR	Pershing LLC	1,000	USD	4,191,000	USD	46.75	05/21/21	151,894
Valero Energy Corp.	Pershing LLC	340	USD	1,923,380	USD	60.00	01/15/21	32,355
Valero Energy Corp.	Pershing LLC	452	USD	2,556,964	USD	60.00	02/19/21	107,101
Valero Energy Corp.	Pershing LLC	450	USD	2,545,650	USD	50.00	03/19/21	378,861
Valero Energy Corp.	Pershing LLC	115	USD	650,555	USD	70.00	06/18/21	27,043
Wheaton Precious Metals Corp.	Pershing LLC	550	USD	2,295,700	USD	50.00	05/21/21	104,882
Wheaton Precious Metals Corp.	Pershing LLC	1,400	USD	5,843,600	USD	50.00	06/18/21	308,608
TOTAL OTC CALL OPTIONS WRITTEN								$26,252,764

OTC Put Options Written — (0.2)%
Energy Select Sector SPDR ETF	Pershing LLC	1,400	USD	5,306,000	USD	32.50	01/15/21	$6,176
Energy Select Sector SPDR ETF	Pershing LLC	2,000	USD	7,580,000	USD	32.00	05/21/21	270,180
iShares Global Clean Energy ETF	Pershing LLC	865	USD	2,442,760	USD	21.00	06/18/21	68,784
VanEck Vectors Gold Miners ETF	Pershing LLC	4,500	USD	16,209,000	USD	31.00	04/16/21	420,049
VanEck Vectors Gold Miners ETF	Pershing LLC	4,450	USD	16,028,900	USD	31.00	05/21/21	558,161
TOTAL OTC PUT OPTIONS WRITTEN								$1,323,350

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust
Schedule of Investments (Continued) — December 31, 2020

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Exchange Traded Call Options Written — (1.5)%
Alamos Gold Inc., Cl. A	3,200	USD	2,800,000	USD	10.00	01/15/21	$32,000
AngloGold Ashanti Ltd.	925	USD	2,092,350	USD	28.00	04/16/21	76,775
AngloGold Ashanti Ltd.	925	USD	2,092,350	USD	28.00	07/16/21	166,500
Apache Corp.	500	USD	709,500	USD	20.00	07/16/21	75,000
B2Gold Corp.	2,278	USD	1,275,680	USD	5.00	01/15/21	154,904
Centerra Gold Inc.	3,350	CAD	4,937,900	CAD	19.00	04/16/21	111,851
Centerra Gold Inc.	3,350	CAD	4,937,900	CAD	19.00	07/16/21	184,225
Devon Energy Corp.	500	USD	790,500	USD	14.74	01/15/21	71,250
Dundee Precious Metals Inc.	4,250	CAD	3,888,750	CAD	11.00	04/16/21	158,595
Eldorado Gold Corp.	1,775	USD	2,355,425	USD	11.00	01/15/21	408,250
Eldorado Gold Corp.	1,250	USD	1,658,750	USD	18.00	04/16/21	65,625
Eldorado Gold Corp.	1,620	USD	2,149,740	USD	19.00	04/16/21	68,850
Eldorado Gold Corp.	1,615	USD	2,143,105	USD	17.00	07/16/21	201,875
Endeavour Mining Corp.	1,760	CAD	5,213,120	CAD	34.00	01/15/21	21,431
Endeavour Mining Corp.	600	CAD	1,777,200	CAD	35.00	03/19/21	57,742
Endeavour Mining Corp.	1,919	CAD	5,684,078	CAD	40.00	04/16/21	97,993
Endeavour Mining Corp.	600	CAD	1,777,200	CAD	36.00	07/16/21	116,663
Energy Select Sector SPDR ETF	1,900	USD	7,201,000	USD	38.00	02/19/21	399,000
Energy Select Sector SPDR ETF	3,000	USD	11,370,000	USD	39.00	03/19/21	678,000
Equinox Gold Corp.	3,000	USD	3,102,000	USD	12.50	01/15/21	21,000
Franco-Nevada Corp.	140	USD	1,754,620	USD	150.00	01/15/21	980
Franco-Nevada Corp.	700	USD	8,773,100	USD	135.00	02/19/21	190,400
Franco-Nevada Corp.	415	USD	5,201,195	USD	140.00	07/16/21	302,950
Freeport-McMoRan Inc.	3,500	USD	9,107,000	USD	20.00	01/15/21	2,135,000
Freeport-McMoRan Inc.	3,500	USD	9,107,000	USD	28.00	03/19/21	630,000
Gold Fields Ltd., ADR	2,500	USD	2,317,500	USD	16.00	01/15/21	50,000
Gold Fields Ltd., ADR	2,500	USD	2,317,500	USD	17.00	04/16/21	25,000
Gold Fields Ltd., ADR	2,500	USD	2,317,500	USD	13.00	07/16/21	156,250
Harmony Gold Mining Co. Ltd., ADR	9,999	USD	4,679,532	USD	4.00	01/15/21	719,928
Harmony Gold Mining Co. Ltd., ADR	5,222	USD	2,443,896	USD	7.00	02/19/21	52,220
Helmerich & Payne Inc.	177	USD	409,932	USD	27.50	06/18/21	33,630
Kinross Gold Corp.	1,000	USD	734,000	USD	10.00	02/19/21	9,000
Kinross Gold Corp.	1,000	USD	734,000	USD	11.00	02/19/21	7,000
Occidental Petroleum Corp.	267	USD	462,177	USD	25.00	01/15/21	801
Occidental Petroleum Corp.	310	USD	536,610	USD	15.00	02/19/21	97,650
Osisko Gold Royalties Ltd.	1,950	CAD	3,145,350	CAD	15.00	01/15/21	3,830
Osisko Gold Royalties Ltd.	2,000	CAD	3,226,000	CAD	18.00	04/16/21	113,913
Pan American Silver Corp.	500	USD	1,725,500	USD	23.00	01/15/21	572,500
Pretium Resources Inc.	2,600	USD	2,984,800	USD	13.00	01/15/21	26,000
Pretium Resources Inc.	2,300	USD	2,640,400	USD	14.00	03/19/21	92,000
SSR Mining Inc.	2,000	USD	4,022,000	USD	24.00	03/19/21	150,000
SSR Mining Inc.	1,765	USD	3,549,415	USD	23.00	06/18/21	335,350

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust
Schedule of Investments (Continued) — December 31, 2020

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Teranga Gold Corp.	3,300	CAD	4,507,800	CAD	18.00	01/15/21	$648,126
Teranga Gold Corp.	2,050	CAD	2,800,300	CAD	15.00	04/16/21	426,781
Teranga Gold Corp.	2,050	CAD	2,800,300	CAD	16.00	04/16/21	434,834
Torex Gold Resources Inc.	700	CAD	1,336,300	CAD	20.00	01/15/21	21,997
VanEck Vectors Gold Miners ETF	1,850	USD	6,663,700	USD	43.00	01/15/21	1,850
VanEck Vectors Gold Miners ETF	3,560	USD	12,823,120	USD	42.00	02/19/21	163,760
VanEck Vectors Gold Miners ETF	3,500	USD	12,607,000	USD	41.00	06/18/21	724,500
Wheaton Precious Metals Corp.	1,275	USD	5,321,850	USD	65.00	01/15/21	1,275
Wheaton Precious Metals Corp.	875	USD	3,652,250	USD	55.00	03/19/21	47,250
Wheaton Precious Metals Corp.	875	USD	3,652,250	USD	60.00	03/19/21	25,375
Yamana Gold Inc.	2,750	USD	1,570,250	USD	8.00	01/15/21	2,750
Yamana Gold Inc.	2,750	USD	1,570,250	USD	9.00	04/16/21	24,750
Yamana Gold Inc.	2,750	USD	1,570,250	USD	7.00	07/16/21	123,750
TOTAL EXCHANGE TRADED CALL OPTIONS WRITTEN							$11,518,929

Exchange Traded Put Options Written — (0.1)%
Energy Select Sector SPDR ETF	850	USD	3,221,500	USD	27.00	01/15/21	$850
Energy Select Sector SPDR ETF	2,000	USD	7,580,000	USD	32.00	03/19/21	130,000
iShares Global Clean Energy ETF	865	USD	2,442,760	USD	21.00	04/16/21	43,250
NextEra Energy Partners LP	185	USD	1,240,425	USD	60.00	01/15/21	3,238
NextEra Energy Partners LP	185	USD	1,240,425	USD	60.00	04/16/21	42,735
VanEck Vectors Gold Miners ETF	4,700	USD	16,929,400	USD	32.00	03/19/21	413,600
TOTAL EXCHANGE TRADED PUT OPTIONS WRITTEN							$633,673

TOTAL OPTIONS WRITTEN							$39,728,716

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (cost $895,084,930)	$764,218,968
Foreign currency (cost $479,912)	480,479
Cash	1,279,786
Deposit at brokers	10,757,905
Receivable for investments securities sold	3,526,814
Dividends and interest receivable	623,858
Deferred offering expense	213,306
Prepaid expenses	14,687
Total Assets	781,115,803
Liabilities:
Options written, at value (premiums received $37,563,294)	39,728,716
Payable to brokers	4,723,408
Distributions payable	60,068
Payable for Fund shares redeemed	201,265
Payable for investments securities purchased	22,294,168
Payable for investment advisory fees.	602,123
Payable for payroll expenses	56,060
Payable for accounting fees	3,750
Other accrued expenses	474,888
Total Liabilities	68,144,446
Cumulative Preferred Shares, $0.001 par value, unlimited number of shares authorized:
Series B Preferred Shares (5.000%, $25 liquidation value, 3,459,899 shares issued and outstanding)	86,497,475
Net Assets Attributable to Common Shareholders	$626,473,882
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,241,791,201
Total accumulated loss	(615,317,319)
Net Assets	$626,473,882
Net Asset Value per Common Share:
($626,473,882 ÷ 156,124,032 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$4.01

Statement of Operations For the Year Ended

December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $838,697)	$14,706,893
Interest	1,167,874
Total Investment Income	15,874,767
Expenses:
Investment advisory fees	7,196,973
Dividend expense on securities sold short	472,232
Shareholder communications expenses	338,191
Payroll expenses	203,097
Trustees’ fees	198,500
Legal and audit fees	154,594
Offering expense for issuance of common shares	105,404
Custodian fees	57,226
Accounting fees	45,000
Shareholder services fees	31,859
Interest expense	742
Service fees for securities sold short (See Note 2)	16,574
Miscellaneous expenses	200,432
Total Expenses	9,020,824
Less:
Expenses paid indirectly by broker (See Note 3)	(4,947)
Net Expenses	9,015,877
Net Investment Income	6,858,890
Net Realized and Unrealized Gain/(Loss) on
Investments, Securities Sold Short, Written Options, and Foreign Currency:
Net realized gain on investments in securities	40,456,203
Net realized gain on securities sold short	13,948,842
Net realized gain on written options	16,959,038
Net realized gain on foreign currency transactions	5,687
Net realized gain on investments, securities sold short, written options, and foreign currency transactions	71,369,770
Net change in unrealized appreciation/depreciation: on investments in securities	(57,962,449)
on written options	7,769,698
on foreign currency translations	517

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(50,192,234)
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency	21,177,536
Net Increase in Net Assets Resulting from Operations	28,036,426
Total Distributions to Preferred Shareholders	(4,326,630)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$23,709,796

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$6,858,890	$2,863,864
Net realized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	71,369,770	(63,830,755)
Net change in unrealized appreciation/depreciation on investments, written options,and foreign currency translations	(50,192,234)	168,273,490
Net Increase in Net Assets Resulting from Operations	28,036,426	107,306,599
Distributions to Preferred Shareholders	(4,326,630)	(4,331,988)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	23,709,796	102,974,611

Distributions to Common Shareholders:
Accumulated earnings	(4,835,836)	(431,389)
Return of capital	(73,144,119)	(85,733,575)
Total Distributions to Common Shareholders	(77,979,955)	(86,164,964)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	40,049,726	84,169,879
Increase in net assets from common shares issued upon reinvestment of distributions.	828,884	3,076,994
Decrease in net assets from repurchase of common shares	(32,610,136)	(4,125)
Net increase in net assets from repurchase of preferred shares.	11,955	44,932
Net Increase in Net Assets from Fund Share Transactions	8,280,429	87,287,680
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(45,989,730)	104,097,327

Net Assets Attributable to Common Shareholders:
Beginning of year	672,463,612	568,366,285
End of year	$626,473,882	$672,463,612

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2020	2019		2018	2017	2016
Operating Performance:
Net asset value, beginning of year	$4.31	$4.17		$5.46	$5.68	$5.34
Net investment income	0.04	0.02		0.07	0.06	0.03
Net realized and unrealized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	0.13	0.74		(0.73)	0.35	1.15
Total from investment operations	0.17	0.76		(0.66)	0.41	1.18
Distributions to Preferred Shareholders: (a)
Net investment income	(0.03)	(0.03)		(0.03)	(0.03)	(0.00	)(b)
Return of capital	—	—		—	—	(0.04)
Total distributions to preferred shareholders	(0.03)	(0.03)		(0.03)	(0.03)	(0.04)
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	0.14	0.73		(0.69)	0.38	1.14
Distributions to Common Shareholders:
Net investment income	(0.03)	(0.00	)(b)	(0.03)	(0.05)	(0.04)
Return of capital	(0.45)	(0.60)		(0.57)	(0.55)	(0.80)
Total distributions to common shareholders	(0.48)	(0.60)		(0.60)	(0.60)	(0.84)
Fund Share Transactions:
Increase in net asset value from issuance of common shares.	0.01	0.01		0.00 (b)	0.00 (b)	0.04
Increase in net asset value from repurchase of common shares	0.03	0.00	(b)	—	—	0.00	(b)
Increase in net asset value from repurchase of preferred shares and
transaction fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)
Total Fund share transactions	0.04	0.01		0.00 (b)	0.00 (b)	0.04
Net Asset Value, End of Year	$4.01	$4.31		$4.17	$5.46	$5.68
NAV total return †	5.58%	18.82%		(13.54)%	7.05%	22.67%
Market value, end of year	$3.51	$4.40		$3.70	$5.21	$5.30
Investment total return ††	(8.68)%	36.72%		(19.44)%	9.61%	29.39%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2020	2019	2018	2017	2016
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$712,971	$759,110	$655,478	$828,655	$853,079
Net assets attributable to common shares, end of year (in 000’s)	$626,474	$672,464	$568,366	$740,746	$764,312
Ratio of net investment income to average net assets attributable to common shares	1.08%	0.46%	1.38%	1.13%	0.44%
Ratio of operating expenses to average net assets attributable to common shares(c)(d)(e)	1.42%	1.37%	1.35%	1.31%	1.32%
Portfolio turnover rate	88.6%	92.9%	145.7%	214.6%	198.4%
Cumulative Preferred Shares:
5.000% Series B Preferred
Liquidation value, end of year (in 000’s)	$86,497	$86,646	$87,112	$87,909	$88,767
Total shares outstanding (in 000’s)	3,460	3,466	3,484	3,516	3,551
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (f)	$25.13	$24.12	$23.06	$24.13	$23.81
Asset coverage per share	$206	$219	$188	$236	$240
Asset coverage	824%	876%	752%	943%	961%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.

(c)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.25%, 1.20%, 1.19%, 1.17%, and 1.18%, respectively.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(e)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses had not been incurred, the expense ratios for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.34%, 1.33%, 1.33%, 1.30%, and 1.31% attributable to common shares, respectively, and 1.18%, 1.17%, 1.17%, 1.16%, and 1.17% including liquidation value of preferred shares.

(f)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust (the Fund) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (Gold Companies). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (Natural Resources Companies). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the updates set forth in ASU 2018-13 in these financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$187,113,367	—	$187,113,367
Metals and Mining	439,901,557	—	439,901,557
Total Common Stocks	627,014,924	—	627,014,924
Convertible Corporate Bonds (a)	—	$4,961,024	4,961,024
Corporate Bonds (a)	—	2,032,500	2,032,500
Rights (a)	222,503	—	222,503
Warrants (a)	49,080	—	49,080
U.S. Government Obligations	—	129,938,937	129,938,937
TOTAL INVESTMENTS IN SECURITIES	$627,286,507	$136,932,461	$764,218,968
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value)
EQUITY CONTRACTS:
Call Options Written	$(10,435,024)	$(27,336,669)	$(37,771,693)
Put Options Written	(630,435)	(1,326,588)	(1,957,023)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(11,065,459)	$(28,663,257)	$(39,728,716)

(a) Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no level 3 investments held at December 31, 2020 or 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2020, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2020 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2020 had an average monthly market value of approximately $47,538,468.

At December 31, 2020, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
OTC Equity Written Options	$27,576,114	—	$27,576,114

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of December 31, 2020:

		Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$25,496,946	$(25,496,946)	—	—
Morgan Stanley	1,679,107	(1,679,107)	—	—
The Goldman Sachs Group, Inc.	400,061	(400,061)	—	—
Total	$27,576,114	$(27,576,114)	—	—

As of December 31, 2020, the value of options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within investments at value. The value of equity options written can be found in the Statement of Assets and Liabilities, under Liabilities, Options written, at value. For the year ended December 31, 2020, the effect of options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments,

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

Securities Sold Short, Written Options, and Foreign Currency, within Net realized gain on investments and Net change in unrealized appreciation/depreciation on investments. The effect of equity option written can be found in the Statement of Operations under Net Realized and Unrealized Gain/Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, within Net realized gain on written options, and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the year ended December 31, 2020, the Fund incurred $16,574 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For the restricted securities the Fund held at June 30, 2020, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the adjustments for sales on investments in passive foreign investment companies, capitalized dividends on securities sold short, and sale adjustments on investments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decrease paid-in capital by $619,954, with an offsetting adjustment to total accumulated loss.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.000% Series B Cumulative Preferred Shares (Series B Preferred) are accrued on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$4,835,836	$4,326,630	$431,389	$4,331,988
Return of capital	73,144,119	—	85,733,575	—
Total distributions paid	$77,979,955	$4,326,630	$86,164,964	$4,331,988

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(441,461,318)
Net unrealized depreciation on investments, written options, and foreign currency translations	(173,289,677)
Other temporary differences*	(60,068)
Qualified late year loss deferrals**	(506,256)
Total	$(615,317,319)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

**	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2020, the Fund elected to defer $506,256 of late year ordinary losses.

At December 31, 2020, the Fund had net long term capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The Fund utilized $46,836,566 of the capital loss carryforward for the year ended December 31, 2020.

Long term capital loss carryforward with no expiration	$441,461,318
Total capital loss carryforwards	$441,461,318

At December 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and adjustments on investments in partnerships.

The following summarizes the tax cost of investments, written options, and the related net unrealized depreciation at December 31, 2020:

	Cost/ (Proceeds)/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments and derivative instruments	$897,929,909	$61,934,747	$(235,224,732)	$(173,289,985)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2020, the Fund paid $153,554 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $4,947.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2020, the Fund accrued $203,097 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated to $569,810,148 and $595,450,425, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). Pursuant to a $500 million shelf registration, during the years ended December 31, 2020 and 2019, the Fund has sold its common shares in “at the market” offerings as summarized in the following table:

Year Ended	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of Par
2020	9,353,536	$40,049,726	$334,825	$105,404	$999,585
2019	18,910,573	84,169,879	728,844	62,018	2,163,118

The Board has authorized the repurchase of its common shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2020 and 2019, the Fund repurchased and

GAMCO Global Gold, Natural Resources & Income Trust
Notes to Financial Statements (Continued)

retired 9,290,549 and 1,100 of its common shares at an investment of $32,610,136 and $4,125 and an average discount of approximately 13.28% and 11.16% from its NAV, respectively.

Transactions in common shares of beneficial interest for the years ended December 31, 2020 and 2019, were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offering	9,353,536	$40,049,726	18,910,573	$84,169,879
Increase from shares issued upon reinvestment of distributions	200,245	828,884	727,843	3,076,994
Decrease from shares repurchased	(9,290,549)	(32,610,136)	(1,100)	(4,125)
Net increase	263,232	$8,268,474	19,637,316	$87,242,748

The Fund has an effective shelf registration authorizing the offering of $375 million of common shares or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of $0.001 par value Preferred Shares. The Series B Preferred are callable at any time at the liquidation value of $25 per share plus accrued and unpaid dividends. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2020, the Fund repurchased and retired 5,950 of the Series B Preferred in the open market at an investment of $134,546, and an average discount of approximately 9.59% from its liquidation preference. During the year ended December 31, 2019, the Fund repurchased and retired 18,634 of the Series B Preferred in the open market at an investment of $420,467, and an average discount of approximately 9.78% from its liquidation preference. At December 31, 2020, 3,459,899 Series B Preferred were outstanding and accrued dividends amounted to $60,068.

The Series B Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series B Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series B Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely

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Notes to Financial Statements (Continued)

affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Global Gold, Natural Resources & Income Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
GAMCO Global Gold, Natural Resources & Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2021

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Unaudited)

Summary of Updated Information Regarding the Fund.

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders as of December 31, 2019, for the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you invested in the Fund.

INVESTMENT OBJECTIVE AND POLICIES.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the gold industry, which includes companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the group of industries that constitute the natural resources industries, which include companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals (other than gold) and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its assets in the securities of issuers located in at least three countries other than the United States. For this purpose an issuer will be treated as located outside the United States if it is either organized or headquartered outside the United States and has a substantial portion of its operations or sales outside the United States. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments, debt (including obligations of the United States government) and money market instruments. The Fund may invest up to 10% of its total assets in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating. These securities, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P, or lower than “Baa” by Moody’s or unrated securities considered by the Investment Adviser to be of comparable quality, are commonly referred to as “junk bonds” or “high yield” securities.

As part of its investment strategy, the Fund intends to generate gains through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it generates gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally considers the following factors, among others:.

•	the industry of the issuer of a security;

•	the potential of the Fund to earn gains from writing covered call options on such securities;

•	the interest or dividend income generated by the securities;

•	the potential for capital appreciation of the securities;

•	the prices of the securities relative to comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the number and size of investments of the portfolio as to issuers.

The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield as well as capital gains potential.

Certain Investment Practices.

Gold Industry Concentration. Under normal market conditions the Fund will invest at least 25% of its assets in the equity securities of Gold Companies. “Gold Companies” are those Companies that are principally engaged in the gold industry, which includes companies

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold, or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. The Fund’s investments in Gold Companies will generally be in the common equity of Gold Companies, but the Fund may also invest in other securities of Gold Companies, such as preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

In selecting investments in Gold Companies for the Fund, the Investment Adviser will focus on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination will include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management and ability to create shareholder wealth. Because most of the world’s gold production is outside of the United States, the Fund may have a significant portion of its investments in Gold Companies in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Investment Adviser’s judgment. Among other things, the Investment Adviser will consider the economic stability and economic outlook of these countries and regions. See “Risk Factors and Special Considerations — Industry Risks.”.

Natural Resources Industries Concentration. Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. “Natural Resources Companies” are those that are principally engaged in the group of industries that constitute the natural resources industries, which include companies principally engaged in the exploration, production or distribution of energy or natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals (other than gold) and minerals as well as related transportation companies and equipment manufacturers.

Principally engaged means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to gold or natural resources related activities, as the case may be.

Covered Calls and Other Option Transactions. The Fund intends to generate gains through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), but may, in amounts up to 15% of the Fund’s assets, consist of writing uncovered call options on additional amounts of such securities beyond the amounts held in its portfolio, on other securities not held in its portfolio, on indices comprised of Gold Companies or Natural Resources Companies or on exchange traded funds comprised of such issuers and also may consist of writing put options on securities in its portfolio. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns, while writing an uncovered call is the selling of such a contract entitling the buyer to purchase a security the Fund does not own or in an amount in excess of the amount the Fund owns. When the Fund sells a call option, it generates gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. When the Fund sells a put option, it generates gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

When the Fund writes an uncovered call option or put option, it will segregate liquid assets with its custodian in an amount equal to the amount, adjusted daily, by which such option is in the money or will treat the unsegregated amount as borrowings.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes. See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Options.”.

Foreign Securities. Because many of the world’s Gold Companies and Natural Resources Companies are located outside of the United States, the Fund may have a significant portion of its investments in securities of foreign issuers, which are generally denominated in foreign currencies. See “Risk Factors and Special Considerations — Foreign Securities Risk.”

The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Emerging Markets. The Fund may invest without limit in securities of emerging market issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Registered Investment Companies. The Fund may invest in registered investment companies in accordance with the 1940 Act, to the extent consistent with the Fund’s investment objectives, including exchange traded funds that concentrate in investments in the gold or natural resources industries. The 1940 Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies. However, many exchange-traded funds are exempt from these limitations.

Illiquid Investments. The Fund may invest up to 15% of its net assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, securities traded pursuant to Rule 144A of the Securities Act, written OTC options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Income Securities. The Fund may invest in other equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

In addition, the Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. Although the Fund may invest in all types of obligations of agencies and instrumentalities of the United States government, the Fund currently intends to invest only in obligations of government sponsored instrumentalities that are supported by the “full faith and credit” of the U.S. government.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales. The Fund may make short sales as a form of hedging to offset potential declines in long positions in the same or similar securities, including short sales against the box. The short sale of a security is considered a speculative investment technique. At the time of the sale, the Fund will own, or have the immediate and unconditional right to acquire at no additional cost, identical or similar securities or establish a hedge against a security of the same issuer which may involve additional cost, such as an “in the money” warrant.

Short sales “against the box” are subject to special tax rules, one of the effects of which may be to accelerate the recognition of income by the Fund. Other than with respect to short sales against the box, the Fund will limit short sales of securities to not more than 5% of the Fund’s assets. When the Fund makes a short sale, it must deliver the security to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Convertible Securities. A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. See “Risk Factors and Special Considerations — Convertible Securities Risk.”.

Non-Investment Grade Securities. The Fund may invest up to 10% of its assets in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality — those securities rated below “Baa” by Moody’s or below “BBB” by S&P (or unrated securities of comparable quality) — are predominantly speculative with respect to the issuer’s capacity to pay interest and repay

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Additional Fund Information (Continued) (Unaudited)

principal when due and therefore involve a greater risk of default. Securities rated below investment grade commonly are referred to as “junk bonds” or “high yield” securities.

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Non-investment grade and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment..

As part of its investments in lower grade securities, the Fund may invest without limit in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features

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Additional Fund Information (Continued) (Unaudited)

that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the value of such securities as well as ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities could react in a similar fashion in the event of any future economic recession.

Other Derivative Instruments. The Fund may also utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities or sets aside assets on the accounting records equal to the Fund’s obligations in respect of such techniques. For a further description of such derivative instruments, see “Investment Objectives and Policies — Derivative Instruments” in the SAI.

Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be additional classes of stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See “Risk Factors and Special Considerations — Leverage Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations — Special Risks Related to Preferred Securities.”

Additionally, the Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described in the Prospectus and in the SAI. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Defensive Investments. Although under normal market conditions the Fund intends to invest at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest

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its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moodys; and certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See “Investment Restrictions” in the SAI. The Fund may find it more difficult to achieve the long term growth of capital component of its investment objectives during temporary defensive periods.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objectives. The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, are expected to result in portfolio turnover that is higher than that of many investment companies, and may be higher than 100%. For the years ending December 31, 2017 and December 31, 2016, the portfolio turnover rates were 214.6% and 198.4%, respectively.

Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long term capital gains.

Interest Rate Transactions.

The Fund may enter into interest rate swap or cap transactions to manage its borrowing costs, as well as to increase income. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings (or the Fund’s potential variable payment obligations on fixed rate preferred shares that may have certain variable rate features). In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding preferred shares or fails to comply with other covenants, the Fund may be required to prepay some or all of such borrowings or redeem some or all of these shares. Any such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund may enter into equity contract for difference swap transactions, for the purpose of increasing the income of the Fund. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate or earmark cash or liquid assets a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory, investment policy and tax requirements.

If the Fund writes (sells) a credit default swap or credit default index swap, then the Fund will, during the term of the swap agreement, designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract.

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RISK FACTORS AND SPECIAL CONSIDERATIONS.

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Total Return Risk.

The Fund utilizes several investment management techniques in an effort to generate positive total return. The risks of these techniques, such as option writing, leverage, concentration in certain industries, and investing in emerging markets, are described in the following paragraphs. Taken together these and other techniques represent a risk that the Fund will experience a negative total return even in market environments that are generally positive and that the Fund’s returns, both positive and negative, may be more volatile than if the Fund did not utilize these investment techniques.

Industry Risks.

Industry Risks. The Fund’s investments will be concentrated in the gold and natural resources industries. Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the gold or natural resources industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

The Fund invests in equity securities of Gold Companies. Equity securities of Gold Companies may experience greater volatility than companies not involved in the gold industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold, which has experienced substantial increases in recent periods, may fluctuate sharply, including substantial decreases, over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold. In times of significant inflation or great economic uncertainty, Gold Companies have historically outperformed securities markets generally. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and the prices of equity securities of Gold Companies may be adversely affected, which could in turn affect the Fund’s returns. Some Gold Companies hedge, to varying degrees, their exposure to declines in the price of gold. Such hedging limits a Gold Company’s ability to benefit from future rises in the price of gold. The Investment Adviser’s judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

The Fund invests in equity securities of Natural Resources Companies. A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries. Such industries can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulations, world events and economic conditions. The oil, gas, paper, food and agriculture, forestry products, metals (other than gold) and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The stock prices of Natural Resources Companies, some of which have experienced substantial price increases in recent periods, may also experience greater price volatility than other types of common stocks. Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities. The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Adviser’s judgments about trends in the prices of these securities and commodities may prove to be incorrect. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

Supply and Demand Risk. A decrease in the production of or exploitation of gold, gas, oil, paper, food and agriculture, forestry products, metals (other than gold) or minerals or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund’s investments. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices.

Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Gold Companies and Natural Resources Companies over the long term. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many Gold Companies and Natural Resources Companies are either engaged in the production or exploitation

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of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, acquisitions, or long term contracts to acquire reserves. The financial performance of Gold Companies and Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost effectively acquire additional products or reserves sufficient to replace the natural decline.

Regulatory Risk. Gold Companies and Natural Resources Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Gold Companies and Natural Resources Companies.

Commodity Pricing Risk. The operations and financial performance of Gold Companies and Natural Resources Companies may be directly affected by the prices of the indicated commodities, especially those Gold Companies and Natural Resources Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for many reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively affect the performance of Gold Companies and Natural Resources Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Gold Companies and Natural Resources Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Oil and Natural Gas Price Volatility Risk.

Crude oil and natural gas prices historically have been volatile and likely will continue to be volatile given current geopolitical conditions. The prices for crude oil and natural gas are subject to a variety of factors beyond our control, such as the domestic and foreign supply of crude oil and natural gas, consumer demand for crude oil and natural gas, and market expectations regarding supply and demand. These factors and the volatility of the energy markets make it extremely difficult to predict price movements. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. The volatility has been followed by volatility in stock markets around the world, including in the United States, as well as increased turbulence in commodity markets, resulting in reductions in prices of crude oil. Continued sell-off and price drops in the Chinese stock markets may have a contagion effect across the financial markets.

Climate Change Risk. Climate change and regulations intended to control its impact may affect the value of the Fund’s investments. The Fund’s current evaluation is that the near term effects of climate change and climate change regulation on the Fund’s investments are not material, but the Fund cannot predict the long term impacts on the Fund or its investments from climate change or related regulations. The ongoing political focus on climate change has resulted in various treaties, laws and regulations which are intended to limit carbon emissions. The Fund believes these laws being enacted or proposed may cause energy costs at properties owned by the real estate investment trusts (“REITs”) or other real estate companies in which the Fund invests to increase. The Fund does not expect the direct impact of such increases to be material to the value of its investments, because the increased costs either would be the responsibility of tenants or operators of properties owned by the REITs or other real estate companies in which the Fund invests, or, in the longer term, passed through and paid by the customers of such properties. There can be no assurance that climate change will not have a material adverse effect on the properties, operations or business of the Fund’s investments in REITs and other real estate companies.

The Fund cannot predict with certainty whether global warming or cooling is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on the properties, operations and business of the Fund’s investments in REITs and other real estate companies in certain geographical locations. To the extent climate change causes changes in weather patterns, properties in these markets could experience increases in storm intensity, flooding and rising sea levels. Over time, these conditions could result in declining demand for the buildings owned by certain REITs and other real estate companies in which the Fund invests, or the inability of such REITs or other real estate companies to operate such buildings at all.

Risks Associated with Covered Calls and Other Option Transactions.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market

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values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Limitation on Covered Call Writing Risk. The number of covered call options the Fund can write is limited by the number of shares of common stock the Fund holds. Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Uncovered Calls

There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

For combination writing, where the Fund writes both a put and a call on the same underlying instrument, the potential risk is unlimited. If a secondary market in options were to become unavailable, the Fund could not engage in losing transactions and would remain obligated until expiration or assignment.

Equity Risk.

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse

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market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be less than the net asset value of the Fund at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Coronavirus (“COVID-19”) and Global Health Event Risk. There is an outbreak of a highly contagious form of a novel coronavirus known as “COVID-19,” which the World Health Organization has declared a global pandemic. The United States has declared a national emergency, and for the first time in its history, every state in the United States is under a federal disaster declaration. Many states, including those in which we and our portfolio companies operate, have issued orders requiring the closure of non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, cancellations of events and travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, as well as certain states, counties and cities in the United States, began to relax the early public health restrictions with a view to partially or fully reopening their economies, many cities, both globally and in the United States, have since experienced a surge in the reported number of cases and hospitalizations related to the COVID-19 pandemic. This increase in cases has led to the re-introduction of restrictions and business shutdowns in certain states, counties and cities in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Additionally, in December 2020, the U.S. Food and Drug Administration authorized vaccines produced by Pfizer-BioNTech and Moderna for emergency use. However, it remains unclear how quickly the vaccines will be distributed nationwide and globally or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and our business and operations, as well as the business and operations of our portfolio companies, could be materially adversely affected by a prolonged recession in the United States and other major markets. Potential consequences of the current unprecedented measures taken in response to the spread of COVID-19, and current market disruptions and volatility that may impact our business include, but are not limited to:

•	sudden, unexpected and/or severe declines in the market price of our securities or net asset value;

•	inability of the Fund to accurately or reliably value its portfolio;

•	inability of the Fund to comply with certain asset coverage ratios that would prevent the Fund from paying dividends to our common stockholders;

•	inability of the Fund to pay any dividends and distributions to any class of equity holders;

•	inability of the Fund to service debt to the extent it has any notes or credit facilities outstanding;

•	inability of the Fund to maintain its status as a RIC under the Code;

•	potentially severe, sudden and unexpected declines in the value of our investments;

•	increased risk of default or bankruptcy by the companies in which we invest;

•	increased risk of companies in which we invest being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern;

•	inability of the companies in which we invest to complete announced transactions;

•	reduced economic demand resulting from mass employee layoffs or furloughs in response to governmental action taken to slow the spread of COVID-19, which could impact the continued viability of the companies in which we invest;

•	companies in which we invest being disproportionally impacted by governmental action aimed at slowing the spread of COVID-19;

•	limited availability of new investment opportunities; and

•	general threats to the Fund’s ability to continue investment operations and to operate successfully as a diversified, closed-end investment company.

Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the market price of our common and preferred shares.

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It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

Leverage Risk.

The Fund currently uses financial leverage for investment purposes by issuing preferred shares. As of December 31, 2017, the amount of leverage represented approximately 11% of the Fund’s net assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”).

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of its borrowings or preferred shares or of losing its ratings on its borrowings or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest or dividend requirements on its borrowings or preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

•	Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders would come from the common shareholders’ capital. Such distributions reduce the net assets attributable to common shareholders since the liquidation value of the preferred shareholders is constant.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

HCommon share total return is composed of two elements — the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends

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on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments..

Market Discount Risk. As described below in “Market Discount Risk,” common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long term investors and investors in the shares should not view the Fund as a vehicle for trading purposes.

Foreign Securities Risk

Because many of the world’s Gold Companies and Natural Resources Companies are located outside of the United States, the Fund may have a significant portion of its investments in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries, and there may be greater levels of price volatility in foreign markets. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMU and Redenomination Risk

As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency arose, creating significant volatility at times in currency and financial markets. The effects of the collapse of the Euro or the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those

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investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Eurozone Risk

A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union (“Article 50”), of the UK’s intention to withdraw from the European Union (the “EU”). In issuing the notice, the UK has begun the two year process set out in Article 50 for the UK and the EU to negotiate the terms of the UK’s withdrawal from the EU, taking into account the framework for the UK’s future relationship with the EU. In accordance with Article 50 the UK will cease to be a member of the EU from March 30, 2019, absent any agreement between the UK and the EU which results in a change to this date. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by these events has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the EU (“BREXIT Risks”).

BREXIT Risks include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, disruption to regulatory regimes related to the operations of the Fund and the Investment Adviser, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.

In view of these risks and their application to the Investment Adviser and the Fund’s portfolio, prospective investors should take into account the significance of the BREXIT Risks, including the wide ranging and serious nature of these risks, and retain advice as needed, for purposes of evaluating an investment in the Fund. There can be no assurance that the BREXIT Risks will not alter, and alter significantly, the attractiveness of an investment in the Fund by, among other things, giving rise to impediments to the intended implementation of the business strategy of the Fund that would have material effects on performance, including the potential for capital losses, delays, legal and regulatory risk and general uncertainty.

Emerging Markets Risk

The Fund may invest without limit in securities of issuers whose primary operations or principal trading market are located in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number

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of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk

The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency denominated investments.

Tax Consequences of Foreign Investing

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

Market Discount Risk

Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Common Stock Risk

Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund invests is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in generating those returns.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

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Income Risk

The income shareholders receive from the Fund is expected to be based primarily on income the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments. If the Fund’s covered call strategy fails to generate sufficient income or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline.

Distribution Risk for Equity Income Portfolio Securities

In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Special Risks Related to Preferred Securities

There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security on which distributions are being deferred by the issuer, the Fund may be required to report income for tax purposes although it has not yet received such deferred distributions.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of Trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Interest Rate Risk

Rising interest rates may adversely affect the financial performance of Gold Companies and Natural Resources Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this report. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment. During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

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Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquid Investments Risk

Although the Fund expects that its portfolio will primarily be comprised of liquid securities, the Fund may invest up to 15% of its assets in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Investment Companies

The Fund may invest in the securities of other investment companies, including exchange traded funds, to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.

Special Risks of Derivative Transactions

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a

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clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission (the “CFTC”). These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forward Foreign Currency Exchange Contracts. There is no independent limit on the Fund’s ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

For a further description of the risks associated with the Fund’s derivative transactions, see “Investment Objectives and Policies—Additional Risks Relating to Derivative Instruments” in the SAI.

Non-Investment Grade Securities

The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below “Baa” by Moody’s or below “BBB” by S&P (or unrated securities of comparable quality) — are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Securities rated below investment grade commonly are referred to as “junk bonds” or “high yield” securities and generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment

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grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative, subjective, and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issuers in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including non-investment grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities could react in a similar fashion in the event of any future economic recession.

Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

The Fund is dependent upon the expertise of Vincent Hugonnard-Roche as the sole option strategist on the Fund’s portfolio management team. If the Fund were to lose the services of Mr. Roche, it could be temporarily adversely affected until a suitable replacement could be found.

Long Term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income. The Fund is not meant to provide a vehicle for those who wish to exploit short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

Management Risk

The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Market Disruption and Geopolitical Risk

Events of recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (“EU”) or the European Monetary Union (“EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“BREXIT”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, BREXIT will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The value and risk profile of the Fund’s portfolio could be adversely impacted by the events above. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk

Past instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility,

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. The U.S. government and certain foreign governments and their regulatory agencies or self-regulatory organizations have in the past taken, and may in the future take, legislative and regulatory actions that may affect the Fund, its securities and/or the Fund’s investments in ways that are unforeseeable. Such legislation or regulation may change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective.

The Dodd-Frank Act, signed into law by President Obama on July 21, 2010, contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see the SAI for more information), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Adviser and the Fund. The Investment Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

Additionally, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies. In addition, the Trump administration has called for, and in certain instances has begun to implement, significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant, uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

In addition, the recently enacted Tax Cuts and Jobs Act (the ‘‘Act’’) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to ‘‘sunset’’ provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other, changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in our common or preferred shares and their indirect effect on the value of our assets, our common or preferred shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to us or our shareholders.

1940 Act Regulation

The Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made in violation of the 1940 Act or any rule or regulation thereunder, or the performance of which involves violation of the 1940 Act or any rule or regulation thereunder, is unenforceable by either party unless a court finds otherwise.

Legislation Risk

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

At any time after the date of this report, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Reliance on Service Providers Risk

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Misconduct of Employees and of Service Providers Risk

Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Tax Risk

We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years.

Status as a Regulated Investment Company

The Fund has elected to qualify as a RIC under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. To qualify and maintain its status as a RIC, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

excess, if any, of net short term capital gain over net long term capital loss). While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If the Fund fails to qualify as a RIC for any reason, it will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains. The resulting corporate taxes would materially reduce the Fund’s net assets and the amount of cash available for distribution to holders of the Units. For a more complete discussion of these and other U.S. federal income tax considerations, see “Taxation” below.

Anti-Takeover Provisions

The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares and preferred shares, if any, voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue additional series of preferred shares in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

Special Risks to Holders of Preferred Shares

Illiquidity Prior to Exchange Listing. In the event any additional series of preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares on an exchange. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance of any preferred shares to be listed on an exchange, such shares may not be listed. During such period, the underwriters in the offering may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Preferred shares not intended to be listed on an exchange may be illiquid as long as they are outstanding.

Market Price Fluctuation. Preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates and credit quality of the Fund.

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the preferred shares, which could adversely affect their liquidity or market prices.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund may return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s preferred shares, which could adversely affect their liquidity or market prices.

For the fiscal year ended December 31, 2017, the Fund made distributions of $0.60 per common share, approximately $0.5496 of which constituted a return of capital. The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year.

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares; however, it is not required to do so and may issue preferred shares without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares. The Fund’s portfolio must satisfy overcollateralization tests established by the relevant rating agencies in order to obtain and maintain attractive credit quality ratings for preferred shares, if desired. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.

These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares, we may alter our portfolio or redeem all or a portion of the preferred shares that are then redeemable under certain circumstances.

Regulated Investment Company Status Risk

Securities issued by certain issuers in which the Fund invests which are or become pass-through entities (such as Canadian Royalty Trusts, which may be grantor trusts for U.S. federal income tax purposes) may not produce “qualified” income for purposes of determining the Fund’s compliance with the tax rules applicable to regulated investment companies. To the extent that the Fund holds such securities

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

indirectly through investments in a taxable subsidiary formed by the Fund, those securities may produce “qualified” income. However, the net return to the Fund on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes. The Fund shall monitor its investments with the objective of maintaining its continued qualification as a regulated investment company. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the Plan). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (AST) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust
c/o American Stock Transfer
6201 15th Avenue
Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (NYSE) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value. The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not

GAMCO Global Gold, Natural Resources & Income Trust

Additional Fund Information (Continued) (Unaudited)

received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2020 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

Financial Highlights 2011-2015

	Year Ended December 31,
	2015		2014	2013		2012		2011
Operating Performance:
Net asset value, beginning of year	$7.35		$9.94	$13.26		$14.70		$18.25
Net investment income	0.02		0.03	0.07		0.11		0.11
Net realized and unrealized loss on investments, securities sold short, swap contracts, written options, and foreign currency transactions	(1.15)		(1.51)	(1.89)		(0.01)		(2.00)
Total from investment operations	(1.13)		(1.48)	(1.82)		0.10		(1.89)
Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	(0.02)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Net realized gain	—		—	(0.05)		(0.07)		(0.10)
Return of capital	(0.04)		(0.02)	—		—		—
Total distributions to preferred shareholders	(0.04)		(0.04)	(0.05)		(0.07)		(0.10)
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	(1.17)		(1.52)	(1.87)		0.03		(1.99)
Distributions to Common Shareholders:
Net investment income	(0.02)			(0.06)		(0.02)		(0.09)
Net realized gain	—		—	(0.75)		(1.36)		(1.54)
Return of capital	(0.82)		(1.08)	(0.63)		(0.24)		(0.05)
Total distributions to common shareholders	(0.84)		(1.08)	(1.44)		(1.62)		(1.68)
Fund Share Transactions:
Increase in net asset value from issuance of common shares	—		0.01	0.01		0.15		0.12
Increase in net asset value from repurchase of common shares	0.00	(b)	—	0.00	(b)	—		—
Increase in net asset value from repurchase of preferred shares and transaction fees	0.00	(b)	0.00 (b)	0.01		—		—
Offering costs for preferred shares charged to paid-in capital	—		—	(0.03)		—		—
Adjustments to offering costs for preferred shares credited to paid-in capital	—		0.00 (b)	—		—		—
Total Fund share transactions	0.00	(b)	0.01	(0.01)		0.15		0.12
Net Asset Value, End of Year	$5.34		$7.35	$9.94		$13.26		$14.70
NAV total return †	(17.59)%		(17.23)%	(14.62)%		1.36%		(11.00)%
Market value, end of year	$4.75		$7.00	$9.02		$12.80		$14.11
Investment total return ††	(22.14)%		(13.01)%	(19.51)%		1.82%		(18.98)%

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Additional Fund Information (Continued) (Unaudited)

	Year Ended December 31,
	2015		2014	2013	2012	2011
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$691,468		$920,538	$1,152,361	$1,428,491	$1,206,020
Net assets attributable to common shares, end of year (in 000’s)	$601,745		$828,027	$1,057,668	$1,329,599	$1,107,127
Ratio of net investment income to average net assets attributable to common shares	0.30%		0.21%	0.59%	0.33%	0.16%
Ratio of operating expenses to average net assets attributable to common shares	1.29	%(c)	1.24%	1.20%	1.22%	1.27%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.15	%(c)	1.14%	1.11%	1.12%	1.16%
Portfolio turnover rate	36.0%		87.4%	83.7%	47.4%	66.4%
Preferred Shares:
5.000% Series B Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$89,724		$92,512	$94,693	—	—
Total shares outstanding (in 000’s)	3,589		3,700	3,788	—	—
Liquidation preference per share	$25.00		$25.00	$25.00	—	—
Average market value (d)	$22.03		$21.28	$21.00	—	—
Asset coverage per share	$193		$249	$304	—	—
Asset coverage	771%		995%	1,217%	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)	Based on weekly prices.

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Global Gold, Natural Resources & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4]:

Anthony S. Colavita[5,6] Trustee Age: 59	Since 2019***	17	Attorney, Anthony S. Colavita, P.C.	—

James P. Conn[5] Trustee Age: 82	Since 2005*	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Trustee Age: 77	Since 2005**	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

GAMCO Global Gold, Natural Resources & Income Trust
Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
Frank J. Fahrenkopf, Jr.[6] Trustee Age: 81	Since 2005***	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Melarkey Trustee Age: 71	Since 2005**	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Salvatore M. Salibello Trustee Age: 75	Since 2005*	6	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002-2014)

Anthonie C. van Ekris[6] Trustee Age: 86	Since 2005*	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Trustee Age: 75	Since 2005***	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 2005	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary and Vice President Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

GAMCO Global Gold, Natural Resources & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Molly A.F. Marion Vice President and Ombudsman Age: 66	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2020) and Vice President (2012-2019) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman Age: 44	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

Carter W. Austin Vice President Age: 54	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

David I. Schachter Vice President Age: 67	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior office positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	Trustees who are not interested persons are considered “Independent” Trustees.
[5]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
[6]	Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in the event, would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2020

Cash Dividends and Distributions

			Ordinary		Total Amount	Dividend
	Payable	Record	Investment	Return of	Paid	Reinvestment
	Date	Date	Income	Capital (a)	Per Share	Price
Common Shares
	01/24/20	01/16/20	$0.00340	$0.04660	$0.05000	$4.24000
	02/21/20	02/13/20	0.00340	0.04660	0.05000	4.12000
	03/24/20	03/17/20	0.00340	0.04660	0.05000	2.95460
	04/23/20	04/16/20	0.00340	0.04660	0.05000	3.38310
	05/21/20	05/14/20	0.00340	0.04660	0.05000	3.41520
	06/23/20	06/16/20	0.00340	0.04660	0.05000	3.39030
	07/24/20	07/17/20	0.00200	0.02800	0.03000	3.74660
	08/24/20	08/17/20	0.00200	0.02800	0.03000	3.58570
	09/23/20	09/16/20	0.00200	0.02800	0.03000	3.42180
	10/23/20	10/16/20	0.00200	0.02800	0.03000	3.41960
	11/20/20	11/13/20	0.00200	0.02800	0.03000	3.46340
	12/18/20	12/11/20	0.00200	0.02800	0.03000	3.55480
			$0.03240	$0.44760	$0.48000
5.000% Series B Cumulative Preferred Shares
	03/26/20	03/19/20	$0.31250	—	$0.31250
	06/26/20	06/19/20	0.31250	—	0.31250
	09/28/20	09/21/20	0.31250	—	0.31250
	12/28/20	12/18/20	0.31250	—	0.31250
			$1.25000	—	$1.25000

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2020 tax returns. Ordinary distributions may include net investment income, realized net short term capital gains, and foreign tax paid. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2020, the Fund paid to common and Series B Cumulative Preferred shareholders ordinary income dividends of $0.03240 and $1.25 per share, respectively. For 2020, 66.99% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 2.55% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2020 derived from U.S. Government securities was 4.55%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 17.00% of total investments.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2020

Historical Distribution Summary

		Short Term	Long Term		Foreign	Total	Adjustment
	Investment	Capital	Capital	Return of	Tax	Distributions	to Cost
	Income (b)(c)	Gains (b)	Gains	Capital (a)	Credit (c)	(d)	Basis (e)
Common Shares
2020	$0.03420	—	—	$0.44760	$(0.00180)	$0.48000	$0.44760
2019	0.00576	—	—	0.59460	(0.00036)	0.60000	0.59460
2018	0.03840	—	—	0.56280	(0.00120)	0.60000	0.56280
2017	0.05160	—	—	0.54960	(0.00120)	0.60000	0.54960
2016	—	—	—	0.84000	—	0.84000	0.84000
2015	—	—	—	0.84000	—	0.84000	0.84000
2014	—	—	—	1.08000	—	1.08000	1.08000
2013	0.05562	$0.76900	—	0.61538	—	1.44000	0.61538
2012	0.04689	1.19955	$0.16042	0.22614	(0.01300)	1.62000	0.22614
2011	0.09570	1.28230	0.26120	0.04080	—	1.68000	0.04080

5.000% Series B Cumulative Preferred Shares
2020	$1.25000	—	—	—	$(0.05600)	$1.25000	—
2019	1.34320	—	—	—	(0.09320)	1.25000	—
2018	1.29840	—	—	—	(0.04840)	1.25000	—
2017	1.29240	—	—	—	(0.04240)	1.25000	—
2016	1.18640	—	—	$0.06360	—	1.25000	$0.06360
2015	0.86960	—	—	0.56320	(0.18280)	1.25000	0.56320
2014	0.56600	—	—	0.68400	—	1.25000	0.68400
2013	0.05364	$0.74150	—	—	—	0.79514	—

6.625% Series A Cumulative Preferred Shares
2013	$0.05647	$0.78084	—	—	—	$0.83731	—
2012	0.05465	1.39626	$0.22051	—	$(0.01518)	1.65625	—
2011	0.09204	1.26428	0.29993	—	—	1.65625	—
2010	0.32400	1.06004	0.27222	—	—	1.65625	—
2009	0.60224	0.65354	0.40047	—	—	1.65625	—
2008	0.38281	—	1.27344	—	—	1.65625	—

(a) Non-taxable.

(b) Taxable as ordinary income for Federal tax purposes.

(c) Per share ordinary investment income and investment income are grossed up for the foreign tax credit.

(d) Total amounts may differ due to rounding.

(e) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Fund intends to generate current income from short term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy, the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES
& INCOME TRUST

One Corporate Center
Rye, NY 10580-1422

t    800-GABELLI (800-422-3554)
f    914-921-5118
e   info@gabelli.com
     GABELLI.COM

TRUSTEES

Anthony S. Colavita

President,

Anthony S. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello

Senior Partner,

Bright Side Consulting

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

Carter W. Austin

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GGN Q4/2020

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $59,808 for 2019 and $61,004 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $65,570 for 2019 and $65,680 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $7,500 for 2020. All other fees represent services provided in review of registration statements and performing strategic analysis work.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $7,500 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf Jr., and Salvatore J. Zizza.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.       Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.       Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.       Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.       Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.
•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation.  We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”).  In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages the Fund. The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management Inc. in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages another fund within the Gabelli/GAMCO Fund complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2020. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	$833.0 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	22	$198.3 million	0	$0
Vincent Hugonnard-Roche	Registered Investment Companies:	1	$146.9 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$1.8 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan and Vincent Hugonnard-Roche each owned $1-$10,000 and $1-$10,000 respectively, of shares of the Trust as of December 31, 2020.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 07/01/2020 through 07/31/2020	Common – 135,000 Preferred Series B – N/A	Common –$3.4552 Preferred Series B – N/A	Common – 135,000 Preferred Series B – N/A	Common – 164,911,481 - 135,000 = 164,776,481 Preferred Series B – 3,459,899
Month #2 08/01/2020 through 08/31/2020	Common – 1,342,524 Preferred Series B – N/A	Common – $3.6195 Preferred Series B – N/A	Common –1,342,524 Preferred Series B – N/A	Common – 164,776,481 - 1,342,524 = 163,433,957 Preferred Series B – 3,459,899
Month #3 09/01/2020 through 09/30/2020	Common –4,051,732 Preferred Series B –N/A	Common – $3.5244 Preferred Series B – N/A	Common – 4,051,732 Preferred Series B – N/A	Common – 163,433,957 -4,051,732 = 159,382,225 Preferred Series B – 3,459,899
Month #4 10/01/2020 through 10/31/2020	Common – 2,061,874 Preferred Series B – N/A	Common – $3.4188 Preferred Series B – N/A	Common – 2,061,874 Preferred Series B – N/A	Common – 159,382,225 - 2,061,874 = 157,320,351 Preferred Series B –3,459,899

Month #5 11/01/2020 through 11/30/2020	Common –886,488 Preferred Series B – N/A	Common – $3.4302 Preferred Series B – N/A	Common – 886,488 Preferred Series B – N/A	Common –157,320,351 - 886,488 = 156,433,863 Preferred Series B – 3,459,899
Month #6 12/01/2020 through 12/31/2020	Common – 309,831 Preferred Series B – N/A	Common – $3.49 Preferred Series B – N/A	Common – 309,831 Preferred Series B – N/A	Common – 156,433,863 - 309,831 = 156,124,032 Preferred Series B – 3,459,899
Total	Common – 8,787,449 Preferred Series B –N/A	Common – $3.4863 Preferred Series B – N/A	Common – 8,787,449 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Gold, Natural Resources & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 8, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2021

* Print the name and title of each signing officer under his or her signature.